November 2011 Exhibit 99.2

Safe Harbor Statement
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Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning Suncoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “project,” “intend,”
“anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.
Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain forward-looking non-GAAP financial measures intended to supplement, not substitute for, comparable
GAAP measures. The GAAP measures most comparable to the forward-looking non-GAAP financial measures are not accessible on a forward-looking basis and reconciling information is not available without unreasonable effort.

SunCoke Introduction
•
Largest independent producer of
metallurgical coke in Americas with
nearly 50 years experience
•
~85% of Adjusted EBITDA
(1)
generated
by cokemaking business
•
Secure, long-term take-or-pay
contracts with leading steelmakers
Pro Forma 2011
Adjusted EBITDA
(1)
Estimate
(excluding Corporate Segment)
2011 estimates:
•Revenue
of $1.5 - $1.6 billion
•Adjusted EBITDA
(1)
of $150 – $160 million
(1)  For a definition of Adjusted EBITDA, please see the appendix
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Coal
Mining
12%
Jewell
Coke
28%
Int'l Coke
8%
Other Domestic Coke
55%
•
Metallurgical coal mining operations
in Virginia and West Virginia
•
Projected 2011 production of
1.4 million tons
•
High quality metallurgical coal
reserves; primarily mid-vol.

0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2004 2005 2006 2007 2008 2009 2010 2011
Jewell Coke Indiana Harbor Haverhill I
Vitoria Haverhill II Granite City
Middletown
SunCoke Introduction (Cont’d)
SunCoke
Cokemaking Capacity
(Tons in thousands)
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•
5.9 million tons of capacity with
new Middletown, Ohio facility
•
Six cokemaking facilities; five in
U.S. and one in Brazil
•
More than doubled capacity
since 2005
•
Proven ability to permit, develop,
construct and start up new
facilities and work internationally
•
Industry leading environmental
signature:  U.S. EPA Maximum
Achievable Control Technology

Pressurization
Negative pressure
Positive pressure
Air Emissions
MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation
Cogenerates power
Power consuming process
Hazardous Inputs
None
Yes – sulfuric acid
Volatile Organic Compounds
Complete combustion
No combustion
Solid Wastes
No toxic solid wastes
Process produces toxic waste streams
Water Usage
No wastewater discharges
Requires wastewater treatment facility
SunCoke’s Heat Recovery Oven vs. By-Product Oven
SunCoke’s technology is the industry ’s environmental standard and provides many advantages over the traditional cokemaking process
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SunCoke Heat Recovery Traditional By-Product

SunCoke’s Contract Proposition
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
Reliable, High-Quality Coke Supply
Deliver Coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes, Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
Typical Key Coke Sales Agreement
Provisions
What SunCoke Offers
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Customer
SunCoke
Energy
Plant Production and Environmental
Compliance

SunCoke’s Value Proposition
High Quality &
Reliable Coke
Supply
• Provide an assured supply of coke to steelmakers
• Larger, stronger coke
Turndown
Flexibility
• Demonstrated sustained 30% turndown; higher turndown
on temporary basis
Coal Flexibility
• High quality coke with cheaper coal blends
-
Burn loss of 2%-3% vs by-product
Capital Efficiency
and Flexibility
• Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Environmental/
Economic
Trade-offs
• Stringent U.S. regulatory environment
• Power prices and reliability versus value of coke oven gas and by-product “credits”
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Focused Growth Strategy
Expand domestic coal production from current reserves and
improve efficiency of existing mines
We believe
SunCoke
Energy is
uniquely
positioned for
continued
investment and
earnings
growth
Continue to grow our U.S. and Canada cokemaking businesses;
reserving portion of future coke capacity for market sales
Grow international footprint in key growth markets with
immediate focus on India
Growth Initiatives
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SunCoke Energy

Chinese Metallurgical Coke (FOB China port - adds $45-$60/ton)
SunCoke – Other Domestic Coke (1)

SunCoke's U.S. and Canada Industry Position
Chinese Coke Price vs. Representative SunCoke Price North American Coke Imports
SunCoke believes it has the opportunity to displace higher cost coke imports . . .
.
SunCoke Chinese
Q3 2011 Average: $399 $440
2010 Average: $336 $414
2008-2010 Average: $326 $430
(US$/ton)
(Tons in millions)
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1) Other Domestic Coke sales and other operating revenues divided by tons sold.
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$200
$300
$400
$500
$600
$700
Jan-08 Jan-09 Jan-10 Jan-11
5.4
3.6
5.6
1.3
2.5
2.4
2.8
2.3
2.6
2.8
3.6
–
1.0
2.0
3.0
4.0
5.0
6.0
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E 2021E
SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity
(1)

SunCoke Energy

12 million tons or 56% of total coke capacity at facilities > 30 years old

SunCoke’s U.S. & Canada Market Position
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011
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Source:  CRU, The Annual Outlook for Metallurgical Coke 2011
Aging Cokemaking Facilities
9
41
28% 28%
SunCoke U.S. & Canada
(excl SXC)
30 40 years 40+ years
2010 U.S. & Canada Coke Supply
Integrated
Steel
Producers
60%
Imports
10%
Other
Merchant &
Foundry
7%
DTE
5%
SunCoke
18%
Average Age
% of U.S. & Canada
coke production
   . . . and replace aging coke batteries operated by integrated steel producers

SunCoke's U.S. and Canada Industry Position
19
22
20
12
17
18 18
19 19 19
51
27
40
48
0
10
20
30
40
50
60
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E
Blast Furnace Coke Demand BF/BOF Crude Steel Production
BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
Aging battery
replacement
Demand growth with
market recovery
Expected demand
opportunity by
2015
5
3
•
SunCoke is positioned to capture significant share of market opportunity
•
Next US Coke plant size anticipated to be up to 1.1 million tons
2010 Coke Rate:
894 lbs/thm
2015E Coke Rate:
800 lbs/thm
Market Opportunity
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates
In million tons
million tons
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SunCoke Energy

$80
$70
$60
$50
$40
$30
$20
$10
$0
GDP per Capita (U.S. $ '000)
USA 2020
USA 2010
Japan 2020
Japan 2010
Russia 2020
Russia 2010
Brazil 2020
Brazil 2010
India 2030
India 2020
India 2010
-
500
1,000
1,500
Population in millions

India – Macro Outlook
Per  Capita Crude Steel Use
(2010)
Kg/y
India 58
Brazil 147
United States 292
China 445
World Avg. 221
Source: World Steel Association, 2011
Significant Expected GDP Growth
Source: CIA World Factbook
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• 1.2 billion people today
• Projected 1.5 billion by 2030
• Growth equal to the entire US
population
• Less than 50% urban population
• Vehicle production 3.6 MM (’11)
vs. 13 MM in NAFTA
• Lowest steel intensity of BRICs
• Economy expected to grow
6-8% per year
• Per capital income could triple
Population growth
Urbanization
Economic prosperity
Source:  Census.gov, United States Census Bureau - International Data Base, CIA World Factbook

India Opportunity for SunCoke
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GROWING STEEL MARKET
• Projected to be 3rd largest
steel market by 2020
• Blast furnace to play a
critical role in growth
COKE SUPPLY DEFICIT
• Importing between 2 and
5 million tons annually
• Coke capacity investment
lags steel investment
ACTIVE MERCHANT MARKET
• 3.5 million tons merchant
production or 13% of total
• 17 active merchant coke
producers
ELECTRIC POWER DEFICIT
• 10% - 20% short power
• Average wholesale price
>$80 mwh (2x U.S. rate)
India
Steel/Coke
Market
Strong market
fundamentals
with good fit
for SunCoke
technology
Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook

Coal Expansion
0.35 million tons expected
surface mining
1.15 million tons
expected production from Jewell
underground mines
0.30 million tons HKCC acquisition
2012 Coal Production Planned Growth Current Operations
Underground
Mining
Surface
Mining
Selective
Reserve
Additions
1.80 million tons
(Projected 2012 production )
+
+
=
106 million tons of proven
and probable reserves
Reserve life of 50+ years
Near term focus on increasing
productivity at existing mines;
will defer opening new mines
until 2013
Currently limited to highwall
mining at HKCC
Signed agreement to extract
additional surface tons
- Expect 1.2 million tons
over 3 years beginning in
2012
Acquired Harold Keene Coal
Companies in January 2011
Open to opportunistic
additions of coal reserves
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2011 Summary
• Continued sequential quarterly operational and financial improvements, generating full year estimated 2011 Adjusted EBITDA of $150 - $160 million
• Coke earnings growth on track with Indiana Harbor operating improvements and increased ownership interest plus Middletown start-up
• Took first steps in our India entry strategy; conducted due diligence and began negotiating definitive agreement with Global Coke
• Grew earnings in Coal Mining segment despite challenges, positioned business for upside in 2012/2013
• Solid liquidity position even after Indiana Harbor partnership purchase and working capital build
• Built management team to support public company, completed IPO and raised $700 million of debt
In 2011, we strengthened our foundation
and positioned business for growth in 2012 and beyond
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2012 Priorities
•
Execute the start up of Middletown; expect to reach full production levels no later than July 2012
•
Achieve targeted coke production volumes of 4.0 to 4.2 million tons through ongoing focus on operational excellence, including safety and environmental stewardship, at all facilities
•
Continue permitting work for potential new U.S. plant in anticipation of a market recovery
•
Implement India entry strategy by completing due diligence and negotiating definitive agreement with Global Coke
•
Drive improved productivity at existing mines; mining a projected
1.8 million tons and positioning segment for future expansion
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Coal Expansion
Coal prices offer attractive growth and
return on capital in our coal mining business
2012
Estimates
MV
(2)
HV Thermal Total
Sales Tons (1)
1,550k 150k 150k 1,850k
% Committed
82% 27% 40% 74%
Price of
Committed
Tons
$176 $130 $81 $170
Estimated Price Range of Uncommitted Tons
High $190 $135 $85
Low $170 $115 $75
(1) Includes approximately 50k of purchased coal
(2) Includes approximately 200k of 2011 carryover tonnage at $165
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2010
2011 2012E
$130
$165
$170 - $190
SunCoke’s Mid-Vol. Coal
Contract Prices

$150 - $160
$70 -$80
$25 - $40
2011E
Adj. EBITDA
Coke Coal Mining Corporate
and Other
2012E
Adj. EBITDA
$250 - $280 $250 - $280
$0 - $5
2012 Adjusted EBITDA
(1)
Outlook
($ in millions)
(1) For a definition of Adjusted EBITDA, please see the appendix.
(2) Excluding corporate costs
• Middletown
• Indiana Harbor
improvement
• Higher prices and
volumes
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Estimated 2012 Adjusted EBITDA
(1)
projected to increase by $100 million to $120 million versus projected 2011;
expect 80% - 85% of 2012 Adjusted EBITDA
(1, 2)
will be generated by cokemaking business

2012 Outlook Summary
Metric Expected 2012 Outlook
Adjusted EBITDA $250 million – $280 million
Capital Expenditures
& Investments
Approximately $150 million
Free Cash Flow $50 million +
Effective Tax Rate 20% – 24%
Corporate Costs $30 million - $35 million
Coke Production 4.0 - 4.2 million tons
Coal Production Approximately 1.8 million tons
EPS (at 22% tax rate) $1.30 - $1.65
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SunCoke Summary
2011 Key
Transition Year
• Settled ArcelorMittal
disputes in January
• Built management
team and went public
• Started up
Middletown facility;
stabilized Indiana
Harbor; and framed
coal expansion for
current environment
2012 Outlook
• Recognizes current
cautious U.S. industry
environment
• SXC believes it will
benefit from critical
actions taken in 2011
to drive profitability
and cash flow
improvement
Growth
Outlook
• Continue to explore
opportunities in China
and Brasil
• U.S. continues to be
key priority; with India
entry expected in 2012
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20 Appendix Goldman Sachs Global Steel Conference

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue.
The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted
EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles
(GAAP) and may not be comparable to other similarly titled measures of other businesses.
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22 Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 Goldman Sachs Global Steel Conference